UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817)  334-4100

Not Applicable

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment No. 3 to Amended and Restated Credit Agreement

In connection with the previously announced Term Loan Credit Agreement dated February 17, 2016 (the “Term Loan Agreement”), on February 26, 2016, Basic Energy Services, Inc. (“Basic”) entered into an amendment (the “Amendment”) to its existing $250,000,000 revolving credit facility (as so amended, the “Modified Facility”) with a syndicate of lenders and Bank of America, N.A., as administrative agent for the lenders (the “Administrative Agent”). Among other provisions, the Amendment:

•	reduces the maximum aggregate commitments thereunder from $250,000,000 to $100,000,000;
•	revises the maturity date to the earliest to occur of November 26, 2019 and August 17, 2018 if a specified refinancing of Basic’s 2019 senior notes has not been completed by August 17, 2018;
•	modifies the borrowing base calculation;
•

permits Basic to incur term loans under the new Term Loan Agreement in an aggregate principal amount not to exceed $180,000,000, and enter into and permit to exist other obligations and liens relating to the Term Loan Agreement; and

•

redefines the collateral under the Modified Facility to exclude Term Loan Priority Collateral (as defined in the Intercreditor Agreement), and released and discharged the Administrative Agent’s security interests in and liens on such collateral.

In connection with the Amendment, Basic will recognize a non-cash, pre-tax charge of approximately $2 million associated with the allocated portion of deferred debt costs associated with the issuance of the original revolving credit agreement.

Intercreditor Agreement

In connection with the Modified Facility and the Term Loan Agreement, the Administrative Agent and U.S. Bank National Association, as the administrative agent under the Term Loan Agreement, entered into an Intercreditor Agreement, dated as of February 26, 2016 (the “Intercreditor Agreement”), which was acknowledged by Basic and the guarantors party thereto.  The Intercreditor Agreement establishes various inter-lender terms, including, without limitation, priority of liens, permitted actions by each party, application of proceeds, exercise of remedies in the case of an event of default, releases of collateral and limitations on the amendment of the Modified Facility and the Term Loan Agreement without the consent of the other party.

Amended Security Agreement

On February 26, 2016, Basic and the Administrative Agent entered into a Second Amended and Restated Security Agreement (the “Amended Security Agreement”).  Under the Amended Security Agreement, the Administrative Agent released and discharged its security interest in and liens on the Term Loan Priority Collateral (as defined in the Intercreditor Agreement), but retained security interests in the other Collateral, including (as defined therein): (a) all Accounts (other than certain Accounts arising solely from the disposition of Term Loan Priority Collateral); (b) all Specified ABL Facility Priority Collateral; (c) all Deposit Accounts, Securities Accounts and Commodity Accounts (excluding accounts that contain only Proceeds of the Term Loan Priority Collateral, a Term Loan Escrow Account and a Term Loan Proceeds Collateral Account); and (d) all Proceeds of the foregoing.

Term Loan Security Agreement

On February 26, 2016, Basic and the Debtors under the Term Loan Agreement, and U.S. Bank National Association, as the administrative agent under the Term Loan Agreement entered into a Security Agreement (the “Term Loan Security Agreement”).  The Collateral under the Term Loan Security Agreement includes (as defined therein):  (a)  all Chattel Paper, all Collateral Accounts, all commercial tort claims, all Contracts, all Deposit Accounts, all Documents, all Equipment, all Fixtures, all General Intangibles, all Instruments, all Intellectual Property, all Inventory, all Investment Property (including without limitation the Pledged Equity and all Securities Accounts), all Letter of Credit Rights, all Liquid Assets, all Receivables, all Records, and all Supporting Obligations; (b) any and all additions, accessions and improvements to, all substitutions and replacements for and all products of or derived from the foregoing; and (c) all Proceeds of the foregoing.

Copies of the Amendment, the Intercreditor Agreement, the Amended Security Agreement and the Term Loan Security Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.  The above descriptions of the Amendment, the Intercreditor Agreement, the Amended Security Agreement and the Term Loan Security Agreement contained herein are qualified in their entirety by the full text of such exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Term Loan Agreement set forth above under Item 1.01 above are incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2016, among Basic, as Borrower, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, swing line lender and an l/c issuer.

10.2

Intercreditor Agreement, dated as of February 26, 2016, among Bank of America, N.A., as Administrative Agent for the ABL Secured Parties, U.S. Bank National Association, as Administrative Agent and Collateral Agent for the Term Loan Secured Parties, and acknowledged by Basic and each of the Grantors party thereto.

10.3

Second Amended and Restated Security Agreement, dated as of February 26, 2016, among Basic, as Borrower, and the other Debtors under the Modified Facility party thereto , andBank of America, N.A., as administrative agent.

10.4

Security Agreement, dated as of February 26, 2016, among Basic, as Borrower, the other Debtors under the Term Loan Agreement party thereto, and U.S. Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: February 29, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2016, among Basic as Borrower, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, swing line lender and an l/c issuer.

10.2

Intercreditor Agreement, dated as of February 26, 2016, among Bank of America, N.A., as Administrative Agent for the ABL Secured Parties, U.S. Bank National Association, as Administrative Agent and Collateral Agent for the Term Loan Secured Parties, and acknowledged by Basic and each of the Grantors party thereto.

10.3

Second Amended and Restated Security Agreement, dated as of February 26, 2016, among Basic, as Borrower, the other Debtors under the Modified Facility party thereto, and Bank of America, N.A., , as administrative agent.

10.4

Security Agreement, dated as of February 26, 2016, among Basic, as Borrower, the other Debtors under the Term Loan Agreement party thereto, and U.S. Bank, National Association, as administrative agent.